UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 26, 2004
                                                         -----------------------

                           GIBRALTAR STEEL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


         Delaware                        0-22462                16-1445150
----------------------------      ---------------------   ----------------------
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)

               3556 Lake Shore Road
                  P.O. Box 2028
                Buffalo, New York                              14219-0228
                -----------------                              ----------
     (Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number, including area code (716) 826-6500
                                                          ----------------------


        ------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Businesses Acquired. No financial statements are required to be filed under applicable rules.

     (b) Pro Forma Financial Information. No pro forma financial information is required under applicable rules.

     (c) Exhibits.
            99.1 Press Release of the Company dated April 26, 2004.

Item 9.      Regulation FD Disclosure

The following information is being provided under Item 12:

On April 26, 2004, Gibraltar Steel Corporation issued a press release announcing operating results for the first quarter ended March 31, 2004.

The information contained in the press release dated April 26, 2004, is incorporated herein by reference and attached as exhibit 99.1 herein.

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 26, 2004              GIBRALTAR STEEL CORPORATION

                                            /S/  David W. Kay
                                            ------------------------------------
                                            Name: David W. Kay
                                            Title:   Chief Financial Officer

EXHIBIT INDEX
99.1 Press Release of the Company dated April 26, 2004